Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended June 30, 2023

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions, except per share amounts)	2023	2022	2023	2022

Revenues
Product and service revenues	$2,352	$4,014	$4,944	$7,421
Gains (losses) on risk management, net	147	(295)	89	(1,753)
Sublease revenues	18	17	35	35
Total Revenues	2,517	3,736	5,068	5,703

Operating Expenses
Production, mineral and other taxes	76	118	160	212
Transportation and processing	452	453	907	859
Operating	175	180	381	368
Purchased product	692	1,115	1,393	2,181
Depreciation, depletion and amortization	419	278	783	542
Accretion of asset retirement obligation	4	5	9	10
Administrative	168	71	226	215
Total Operating Expenses	1,986	2,220	3,859	4,387
Operating Income (Loss)	531	1,516	1,209	1,316

Other (Income) Expenses
Interest	80	91	151	165
Foreign exchange (gain) loss, net	25	3	22	2
Other (gains) losses, net	(11)	-	(14)	(27)
Total Other (Income) Expenses	94	94	159	140
Net Earnings (Loss) Before Income Tax	437	1,422	1,050	1,176
Income tax expense (recovery)	101	65	227	60
Net Earnings (Loss)	$336	$1,357	$823	$1,116

Net Earnings (Loss) per Share of Common Stock
Basic	$1.35	$5.28	$3.33	$4.34
Diluted	1.34	5.21	3.28	4.26
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	249.4	257.2	246.9	257.3
Diluted	250.8	260.6	250.8	262.1

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions)	2023	2022	2023	2022

Net Earnings (Loss)	$336	$1,357	$823	$1,116
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	53	(59)	55	(31)
Pension and other post-employment benefit plans	(1)	(2)	(3)	(3)
Other Comprehensive Income (Loss)	52	(61)	52	(34)
Comprehensive Income (Loss)	$388	$1,296	$875	$1,082

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	June 30,	December 31,
(US$ millions)	2023	2022

Assets
Current Assets
Cash and cash equivalents	$52	$5
Accounts receivable and accrued revenues (net of allowances
of $4 million (2022: $4 million))	1,253	1,594
Risk management	167	53
Income tax receivable	7	43
	1,479	1,695
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	62,058	57,054
Unproved properties	1,989	1,172
Other	945	882
Property, plant and equipment	64,992	59,108
Less: Accumulated depreciation, depletion and amortization	(50,775)	(49,640)
Property, plant and equipment, net	14,217	9,468
Other Assets	1,047	1,004
Risk Management	21	34
Deferred Income Taxes	157	271
Goodwill	2,598	2,584
	$19,519	$15,056

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$2,443	$2,221
Current portion of operating lease liabilities	85	76
Income tax payable	97	4
Risk management	5	86
Current portion of long-term debt	680	393
	3,310	2,780
Long-Term Debt	5,454	3,177
Operating Lease Liabilities	847	814
Other Liabilities and Provisions	118	131
Risk Management	7	-
Asset Retirement Obligation	283	281
Deferred Income Taxes	184	184
	10,203	7,367

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2023 issued and outstanding: 273.9 million shares (2022: 245.7 million shares)	3	3
Paid in surplus	8,671	7,776
Retained earnings (Accumulated deficit)	(401)	(1,081)
Accumulated other comprehensive income	1,043	991
Total Shareholders’ Equity	9,316	7,689
	$19,519	$15,056

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(US$ millions)	2023	2022	2023	2022

Operating Activities
Net earnings (loss)	$336	$1,357	$823	$1,116
Depreciation, depletion and amortization	419	278	783	542
Accretion of asset retirement obligation	4	5	9	10
Deferred income taxes	47	58	111	50
Unrealized (gain) loss on risk management	(142)	(513)	(160)	499
Unrealized foreign exchange (gain) loss	10	7	5	4
Foreign exchange on settlements	4	-	3	(1)
Other	21	32	(24)	47
Net change in other assets and liabilities	(12)	(13)	(17)	(25)
Net change in non-cash working capital	144	133	366	(213)
Cash From (Used in) Operating Activities	831	1,344	1,899	2,029

Investing Activities
Capital expenditures	(640)	(511)	(1,250)	(962)
Acquisitions	(15)	(7)	(214)	(22)
Corporate acquisition, net of cash acquired	(3,225)	-	(3,225)	-
Proceeds from divestitures	717	4	729	5
Net change in investments and other	155	-	89	48
Cash From (Used in) Investing Activities	(3,008)	(514)	(3,871)	(931)

Financing Activities
Net issuance (repayment) of revolving long-term debt	100	215	287	215
Issuance of long-term debt	2,278	-	2,278	-
Repayment of long-term debt	-	(1,103)	-	(1,109)
Purchase of shares of common stock	(89)	(135)	(328)	(206)
Dividends on shares of common stock	(82)	(64)	(143)	(116)
Finance lease payments and other	(1)	(2)	(72)	(66)
Cash From (Used in) Financing Activities	2,206	(1,089)	2,022	(1,282)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	(3)	(4)	(3)	(3)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	26	(263)	47	(187)
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	26	271	5	195
Cash, Cash Equivalents and Restricted Cash, End of Period	$52	$8	$52	$8

Cash, End of Period	$9	$8	$9	$8
Cash Equivalents, End of Period	43	-	43	-
Restricted Cash, End of Period	-	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$52	$8	$52	$8

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended June 30, 2023

U.S. Dollar / U.S. Protocol

Second quarter report

for the period ended June 30, 2023

Supplemental Financial Information (unaudited)

Financial Results

	2023			2022
(US$ millions, unless otherwise specified)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Net Earnings (Loss)	823	336	487	3,637	1,335	1,186	1,116	1,357	(241)

Per share - basic (1)	3.33	1.35	1.99	14.34	5.39	4.70	4.34	5.28	(0.94)
Per share - diluted (1)	3.28	1.34	1.97	14.08	5.30	4.63	4.26	5.21	(0.94)

Non-GAAP Adjusted Earnings (2)	682	232	450	1,769	228	353	1,188	628	560

Per share - basic (1)	2.76	0.93	1.84	6.98	0.92	1.40	4.62	2.44	2.18
Per share - diluted (1)	2.72	0.93	1.82	6.85	0.91	1.38	4.53	2.41	2.18

Non-GAAP Cash Flow (3)	1,550	699	851	4,110	895	948	2,267	1,224	1,043

Per share - basic (1)	6.28	2.80	3.48	16.21	3.62	3.75	8.81	4.76	4.05
Per share - diluted (1)	6.18	2.79	3.44	15.91	3.55	3.70	8.65	4.70	4.05

Foreign Exchange Rates (C$ per US$1)
Average	1.348	1.343	1.353	1.301	1.358	1.306	1.272	1.277	1.266
Period end	1.324	1.324	1.353	1.354	1.354	1.371	1.289	1.289	1.250

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	1,050	437	613	3,560	1,110	1,274	1,176	1,422	(246)
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	160	142	18	741	530	710	(499)	513	(1,012)
Non-operating foreign exchange gain (loss)	(10)	(15)	5	(14)	10	(20)	(4)	(7)	3
Adjusted Earnings (Loss) Before Income Tax	900	310	590	2,833	570	584	1,679	916	763
Income tax expense (recovery) (4)	218	78	140	1,064	342	231	491	288	203

Non-GAAP Adjusted Earnings (2)	682	232	450	1,769	228	353	1,188	628	560

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	1,899	831	1,068	3,866	875	962	2,029	1,344	685
(Add back) Deduct:
Net change in other assets and liabilities	(17)	(12)	(5)	(57)	(15)	(17)	(25)	(13)	(12)
Net change in non-cash working capital	366	144	222	(187)	(5)	31	(213)	133	(346)

Non-GAAP Cash Flow (3)	1,550	699	851	4,110	895	948	2,267	1,224	1,043

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2023			2022
(millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	246.9	249.4	244.3	253.6	247.5	252.5	257.3	257.2	257.4

Diluted	250.8	250.8	247.7	258.4	251.8	256.2	262.1	260.6	257.4

(2) Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that Management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3) Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4) Calculated using the applicable U.S. federal and state statutory income tax rate of 23.0 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.9 percent (2022 - 23.0 percent and 23.9 percent, respectively).

Financial Metrics

	2023	2022
	Year-to- Date	Year

Debt to Capitalization	40%	32%
Debt to Adjusted Capitalization (1)	26%	19%
Debt to EBITDA (1)	1.2x	0.7x
Debt to Adjusted EBITDA (1)	1.7x	0.8x

(1) Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by Management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc. 1 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2023			2022
(average)	% of Oil & NGLs	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil (Mbbls/d)	51	134.9	142.4	127.3	131.6	132.0	133.4	130.5	132.8	128.3
NGLs - Plant Condensate (Mbbls/d)	15	41.2	43.5	38.7	44.0	42.7	46.0	43.7	42.6	44.6
Oil & Plant Condensate (Mbbls/d)	66	176.1	185.9	166.0	175.6	174.7	179.4	174.2	175.4	172.9
Butane (Mbbls/d)	8	21.2	23.2	19.1	19.3	19.0	19.8	19.3	19.8	18.7
Propane (Mbbls/d)	12	33.1	34.9	31.3	31.5	32.2	31.0	31.3	31.3	31.3
Ethane (Mbbls/d)	14	37.3	38.7	35.8	34.7	37.5	36.1	32.5	35.9	29.2
NGLs - Other (Mbbls/d)	34	91.6	96.8	86.2	85.5	88.7	86.9	83.1	87.0	79.2
Oil & NGLs (Mbbls/d)	100	267.7	282.7	252.2	261.1	263.4	266.3	257.3	262.4	252.1

Natural Gas (MMcf/d)		1,649	1,743	1,555	1,494	1,561	1,500	1,456	1,426	1,487

Total (MBOE/d)		542.4	573.0	511.4	510.0	523.6	516.3	500.0	500.0	499.9

Production Volumes by Segment

	2023			2022
(average)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil (Mbbls/d)
USA Operations	134.8	142.4	127.2	131.5	131.9	133.3	130.4	132.7	128.2
Canadian Operations	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1	0.1
	134.9	142.4	127.3	131.6	132.0	133.4	130.5	132.8	128.3

NGLs - Plant Condensate (Mbbls/d)
USA Operations	10.6	10.5	10.6	10.4	11.0	11.1	9.7	10.1	9.2
Canadian Operations	30.6	33.0	28.1	33.6	31.7	34.9	34.0	32.5	35.4
	41.2	43.5	38.7	44.0	42.7	46.0	43.7	42.6	44.6

Oil & Plant Condensate (Mbbls/d)
USA Operations	145.4	152.9	137.8	141.9	142.9	144.4	140.1	142.8	137.4
Canadian Operations	30.7	33.0	28.2	33.7	31.8	35.0	34.1	32.6	35.5
	176.1	185.9	166.0	175.6	174.7	179.4	174.2	175.4	172.9

NGLs - Other (Mbbls/d)
USA Operations	76.0	78.1	73.7	71.7	75.1	74.1	68.7	72.6	64.8
Canadian Operations	15.6	18.7	12.5	13.8	13.6	12.8	14.4	14.4	14.4
	91.6	96.8	86.2	85.5	88.7	86.9	83.1	87.0	79.2

NGLs - Total (Mbbls/d)
USA Operations	86.6	88.6	84.3	82.1	86.1	85.2	78.4	82.7	74.0
Canadian Operations	46.2	51.7	40.6	47.4	45.3	47.7	48.4	46.9	49.8
	132.8	140.3	124.9	129.5	131.4	132.9	126.8	129.6	123.8

Oil & NGLs (Mbbls/d)
USA Operations	221.4	231.0	211.5	213.6	218.0	218.5	208.8	215.4	202.2
Canadian Operations	46.3	51.7	40.7	47.5	45.4	47.8	48.5	47.0	49.9
	267.7	282.7	252.2	261.1	263.4	266.3	257.3	262.4	252.1

Natural Gas (MMcf/d)
USA Operations	518	530	507	492	506	502	479	485	475
Canadian Operations	1,131	1,213	1,048	1,002	1,055	998	977	941	1,012
	1,649	1,743	1,555	1,494	1,561	1,500	1,456	1,426	1,487

Total (MBOE/d)
USA Operations	307.7	319.2	296.1	295.5	302.3	302.1	288.8	296.1	281.3
Canadian Operations	234.7	253.8	215.3	214.5	221.3	214.2	211.2	203.9	218.6
	542.4	573.0	511.4	510.0	523.6	516.3	500.0	500.0	499.9

Ovintiv Inc. 2 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2023			2022
(US$ millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	1,792	944	848	4,524	995	1,143	2,386	1,311	1,075
NGLs (2)	332	149	183	1,045	198	270	577	311	266
Natural Gas	241	86	155	1,108	251	349	508	302	206
	2,365	1,179	1,186	6,677	1,444	1,762	3,471	1,924	1,547
Realized Gains (Losses) on Risk Management
Oil	-	-	-	(594)	(75)	(141)	(378)	(235)	(143)
NGLs (2)	-	-	-	-	-	-	-	-	-
Natural Gas	7	5	2	(529)	(122)	(183)	(224)	(148)	(76)
	7	5	2	(1,123)	(197)	(324)	(602)	(383)	(219)

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	-	-	-	3	1	1	1	1	-
NGLs (2)	481	245	236	1,358	290	326	742	382	360
Natural Gas	675	222	453	2,104	550	562	992	577	415
	1,156	467	689	3,465	841	889	1,735	960	775
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-
NGLs (2)	-	-	-	(125)	(16)	(26)	(83)	(51)	(32)
Natural Gas	(78)	-	(78)	(1,366)	(324)	(471)	(571)	(374)	(197)
	(78)	-	(78)	(1,491)	(340)	(497)	(654)	(425)	(229)

(1) Excludes other revenues with no associated production volumes, but includes intercompany marketing fees transacted between the Company’s operating segments.

(2) Includes plant condensate.

(3) Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc. 3 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2023			2022
(US$/BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Total USA Operations Netback
Price	42.45	40.56	44.52	61.91	51.96	63.44	66.40	71.39	61.08
Production, mineral and other taxes	2.74	2.49	3.01	3.72	3.23	3.83	3.92	4.25	3.56
Transportation and processing	5.29	5.10	5.51	5.80	5.81	6.14	5.62	5.91	5.31
Operating	6.05	5.73	6.39	5.99	6.05	6.73	5.56	5.53	5.58
Netback	28.37	27.24	29.61	46.40	36.87	46.74	51.30	55.70	46.63

Total Canadian Operations Netback
Price	27.21	20.26	35.50	44.26	41.30	45.11	45.39	51.70	39.44
Production, mineral and other taxes	0.17	0.14	0.19	0.18	0.19	0.12	0.16	0.15	0.19
Transportation and processing	12.59	11.57	13.80	12.80	12.85	13.01	12.66	13.67	11.72
Operating	0.73	0.10	1.50	1.62	1.52	1.69	1.64	1.35	1.90
Netback	13.72	8.45	20.01	29.66	26.74	30.29	30.93	36.53	25.63

Total Operations Netback
Price	35.86	31.56	40.72	54.49	47.45	55.83	57.52	63.36	51.62
Production, mineral and other taxes	1.63	1.43	1.83	2.23	1.95	2.29	2.33	2.58	2.08
Transportation and processing	8.45	7.97	9.00	8.75	8.78	8.99	8.60	9.08	8.12
Operating	3.75	3.23	4.33	4.15	4.13	4.64	3.90	3.83	3.98
Netback	22.03	18.93	25.56	39.36	32.59	39.91	42.69	47.87	37.44

(1) Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2023			2022
(US$/BOE)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Administrative Expense	2.30	3.23	1.25	2.27	2.17	2.16	2.38	1.56	3.20
Administrative Expense, Excluding Long-Term Incentive,
Transaction and Legal Costs, and Current Expected
Credit Losses (1)	1.39	1.28	1.52	1.39	1.35	1.39	1.41	1.36	1.48

(1) Transaction costs refer to costs primarily incurred to facilitate the Permian Acquisition as defined in Note 8 of the interim Condensed Consolidated Financial Statements included in Part 1, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q.

Ovintiv Inc. 4 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2023			2022
(US$)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Price ($/bbl)
USA Operations	73.41	72.83	74.06	94.25	82.08	93.22	101.05	108.58	93.16
Canadian Operations	71.44	-	71.44	87.28	81.48	82.86	91.79	100.11	82.80
Total Operations	73.41	72.83	74.06	94.25	82.08	93.21	101.04	108.57	93.15

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.46	55.09	61.84	73.22	57.95	66.62	85.87	86.56	85.09
Canadian Operations	73.84	70.99	77.22	93.22	82.41	86.65	101.79	107.78	96.22
Total Operations	69.89	67.14	73.01	88.52	76.14	81.82	98.26	102.74	93.93

Oil & Plant Condensate Price ($/bbl)
USA Operations	72.32	71.61	73.12	92.72	80.24	91.18	100.00	107.02	92.62
Canadian Operations	73.83	70.99	77.21	93.20	82.41	86.64	101.76	107.76	96.19
Total Operations	72.58	71.50	73.81	92.81	80.63	90.29	100.34	107.16	93.35

NGLs - Other Price ($/bbl)
USA Operations	15.99	13.43	18.73	29.35	20.03	29.82	34.26	34.88	33.55
Canadian Operations	25.20	18.62	35.17	42.39	39.07	41.12	44.56	47.84	41.23
Total Operations	17.56	14.43	21.11	31.45	22.95	31.49	36.04	37.03	34.94

NGLs - Total Price ($/bbl)
USA Operations	21.18	18.39	24.14	34.88	24.85	34.61	40.62	41.21	39.95
Canadian Operations	57.41	52.05	64.31	78.44	69.42	74.41	84.76	89.37	80.36
Total Operations	33.78	30.78	37.19	50.84	40.22	48.91	57.46	58.64	56.21

Oil & NGLs Price ($/bbl)
USA Operations	52.99	51.94	54.16	71.44	59.49	70.37	78.36	82.70	73.68
Canadian Operations	57.43	52.06	64.32	78.46	69.44	74.43	84.77	89.39	80.37
Total Operations	53.76	51.96	55.80	72.72	61.20	71.10	79.57	83.90	75.00

Natural Gas Price ($/Mcf)
USA Operations	2.57	1.79	3.40	6.18	5.42	7.55	5.86	6.87	4.82
Canadian Operations	3.30	2.02	4.80	5.75	5.67	6.11	5.61	6.73	4.56
Total Operations	3.07	1.95	4.34	5.89	5.59	6.60	5.69	6.78	4.64

Total Price ($/BOE)
USA Operations	42.45	40.56	44.52	61.91	51.96	63.44	66.40	71.39	61.08
Canadian Operations	27.21	20.26	35.50	44.26	41.30	45.11	45.39	51.70	39.44
Total Operations	35.86	31.56	40.72	54.49	47.45	55.83	57.52	63.36	51.62

Ovintiv Inc. 5 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2023			2022
(US$)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil ($/bbl)
USA Operations	-	-	-	(12.38)	(6.24)	(11.48)	(16.01)	(19.42)	(12.43)
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	-	-	-	(12.37)	(6.23)	(11.47)	(16.00)	(19.41)	(12.41)

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	(10.15)	(5.57)	(8.02)	(13.47)	(17.14)	(10.06)
Total Operations	-	-	-	(7.78)	(4.13)	(6.09)	(10.48)	(13.07)	(7.99)

Oil & Plant Condensate ($/bbl)
USA Operations	-	-	-	(11.48)	(5.76)	(10.60)	(14.90)	(18.05)	(11.59)
Canadian Operations	-	-	-	(10.13)	(5.56)	(8.00)	(13.45)	(17.10)	(10.03)
Total Operations	-	-	-	(11.22)	(5.72)	(10.09)	(14.61)	(17.87)	(11.27)

NGLs - Other ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-
Total Operations	-	-	-	-	-	-	-	-	-

NGLs - Total ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	(7.20)	(3.89)	(5.86)	(9.46)	(11.87)	(7.16)
Total Operations	-	-	-	(2.64)	(1.34)	(2.10)	(3.61)	(4.30)	(2.88)

Oil & NGLs ($/bbl)
USA Operations	-	-	-	(7.62)	(3.78)	(7.00)	(10.00)	(11.96)	(7.88)
Canadian Operations	-	-	-	(7.19)	(3.89)	(5.85)	(9.45)	(11.85)	(7.14)
Total Operations	-	-	-	(7.55)	(3.79)	(6.80)	(9.90)	(11.94)	(7.74)

Natural Gas ($/Mcf)
USA Operations	0.07	0.10	0.03	(2.94)	(2.57)	(3.97)	(2.60)	(3.39)	(1.78)
Canadian Operations	(0.38)	-	(0.82)	(3.74)	(3.35)	(5.12)	(3.22)	(4.35)	(2.16)
Total Operations	(0.24)	0.03	(0.54)	(3.47)	(3.10)	(4.75)	(3.00)	(4.00)	(2.04)

Total ($/BOE)
USA Operations	0.12	0.17	0.05	(10.50)	(7.00)	(11.68)	(11.54)	(14.24)	(8.66)
Canadian Operations	(1.81)	-	(3.97)	(18.91)	(16.80)	(25.19)	(16.98)	(22.62)	(11.65)
Total Operations	(0.72)	0.10	(1.64)	(14.04)	(11.14)	(17.28)	(13.83)	(17.66)	(9.97)

Ovintiv Inc. 6 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2023			2022
(US$)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Price ($/bbl)
USA Operations	73.41	72.83	74.06	81.87	75.84	81.74	85.04	89.16	80.73
Canadian Operations	71.44	-	71.44	87.28	81.48	82.86	91.79	100.11	82.80
Total Operations	73.41	72.83	74.06	81.88	75.85	81.74	85.04	89.16	80.74

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.46	55.09	61.84	73.22	57.95	66.62	85.87	86.56	85.09
Canadian Operations	73.84	70.99	77.22	83.07	76.84	78.63	88.32	90.64	86.16
Total Operations	69.89	67.14	73.01	80.74	72.01	75.73	87.78	89.67	85.94

Oil & Plant Condensate Price ($/bbl)
USA Operations	72.32	71.61	73.12	81.24	74.48	80.58	85.10	88.97	81.03
Canadian Operations	73.83	70.99	77.21	83.07	76.85	78.64	88.31	90.66	86.16
Total Operations	72.58	71.50	73.81	81.59	74.91	80.20	85.73	89.29	82.08

NGLs - Other Price ($/bbl)
USA Operations	15.99	13.43	18.73	29.35	20.03	29.82	34.26	34.88	33.55
Canadian Operations	25.20	18.62	35.17	42.39	39.07	41.12	44.56	47.84	41.23
Total Operations	17.56	14.43	21.11	31.45	22.95	31.49	36.04	37.03	34.94

NGLs - Total Price ($/bbl)
USA Operations	21.18	18.39	24.14	34.88	24.85	34.61	40.62	41.21	39.95
Canadian Operations	57.41	52.05	64.31	71.24	65.53	68.55	75.30	77.50	73.20
Total Operations	33.78	30.78	37.19	48.20	38.88	46.81	53.85	54.34	53.33

Oil & NGLs Price ($/bbl)
USA Operations	52.99	51.94	54.16	63.82	55.71	63.37	68.36	70.74	65.80
Canadian Operations	57.43	52.06	64.32	71.27	65.55	68.58	75.32	77.54	73.23
Total Operations	53.76	51.96	55.80	65.17	57.41	64.30	69.67	71.96	67.26

Natural Gas Price ($/Mcf)
USA Operations	2.64	1.89	3.43	3.24	2.85	3.58	3.26	3.48	3.04
Canadian Operations	2.92	2.02	3.98	2.01	2.32	0.99	2.39	2.38	2.40
Total Operations	2.83	1.98	3.80	2.42	2.49	1.85	2.69	2.78	2.60

Total Price ($/BOE)
USA Operations	42.57	40.73	44.57	51.41	44.96	51.76	54.86	57.15	52.42
Canadian Operations	25.40	20.26	31.53	25.35	24.50	19.92	28.41	29.08	27.79
Total Operations	35.14	31.66	39.08	40.45	36.31	38.55	43.69	45.70	41.65

Total Netback ($/BOE)
USA Operations	28.49	27.41	29.66	35.90	29.87	35.06	39.76	41.46	37.97
Canadian Operations	11.91	8.45	16.04	10.75	9.94	5.10	13.95	13.91	13.98
Total Operations	21.31	19.03	23.92	25.32	21.45	22.63	28.86	30.21	27.47

Ovintiv Inc. 7 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2023			2022
(average)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	67.7	75.6	59.6	62.7	65.4	60.8	62.2	62.6	61.8
Anadarko	32.7	32.4	33.1	35.5	34.4	35.9	35.9	36.5	35.4
Uinta	15.3	17.8	12.8	17.9	15.4	19.9	18.1	19.6	16.6
Bakken (1)	18.9	16.4	21.5	15.3	16.5	16.5	14.1	14.0	14.3
Other (2)	0.2	0.2	0.2	0.1	0.2	0.2	0.1	-	0.1
Total USA Operations	134.8	142.4	127.2	131.5	131.9	133.3	130.4	132.7	128.2

Canadian Operations
Montney	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Other (2)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.1	-	0.1	0.1	0.1	0.1	0.1	0.1	0.1

Total	134.9	142.4	127.3	131.6	132.0	133.4	130.5	132.8	128.3

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	3.4	3.7	3.0	3.1	3.2	3.4	2.9	3.1	2.7
Anadarko	5.8	5.6	5.8	5.9	6.2	6.3	5.6	5.7	5.4
Uinta	0.2	0.2	0.2	0.2	0.4	0.2	0.2	0.2	0.2
Bakken (1)	1.2	0.9	1.5	1.1	1.1	1.2	1.0	1.1	0.9
Other (2)	-	0.1	0.1	0.1	0.1	-	-	-	-
Total USA Operations	10.6	10.5	10.6	10.4	11.0	11.1	9.7	10.1	9.2

Canadian Operations
Montney	30.6	33.0	28.1	33.6	31.7	34.9	34.0	32.5	35.3
Other (2)	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	30.6	33.0	28.1	33.6	31.7	34.9	34.0	32.5	35.4

Total	41.2	43.5	38.7	44.0	42.7	46.0	43.7	42.6	44.6

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	71.1	79.3	62.6	65.8	68.6	64.2	65.1	65.7	64.5
Anadarko	38.5	38.0	38.9	41.4	40.6	42.2	41.5	42.2	40.8
Uinta	15.5	18.0	13.0	18.1	15.8	20.1	18.3	19.8	16.8
Bakken (1)	20.1	17.3	23.0	16.4	17.6	17.7	15.1	15.1	15.2
Other (2)	0.2	0.3	0.3	0.2	0.3	0.2	0.1	-	0.1
Total USA Operations	145.4	152.9	137.8	141.9	142.9	144.4	140.1	142.8	137.4

Canadian Operations
Montney	30.7	33.0	28.2	33.7	31.8	35.0	34.1	32.6	35.4
Other (2)	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	30.7	33.0	28.2	33.7	31.8	35.0	34.1	32.6	35.5

Total	176.1	185.9	166.0	175.6	174.7	179.4	174.2	175.4	172.9

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes production volumes from plays that are not part of the Company’s current focus.

Ovintiv Inc. 8 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023			2022
(average)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	28.9	31.0	26.8	26.3	27.0	26.8	25.8	26.2	25.4
Anadarko	38.1	37.8	38.5	37.3	39.3	38.6	35.4	38.2	32.7
Uinta	0.9	1.1	0.7	0.9	0.9	1.0	0.8	0.8	0.7
Bakken (1)	8.0	8.1	7.7	7.1	7.9	7.6	6.6	7.3	5.9
Other (2)	0.1	0.1	-	0.1	-	0.1	0.1	0.1	0.1
Total USA Operations	76.0	78.1	73.7	71.7	75.1	74.1	68.7	72.6	64.8

Canadian Operations
Montney	15.6	18.7	12.5	13.8	13.6	12.8	14.4	14.4	14.4
Other (2)	-	-	-	-	-	-	-	-	-
Total Canadian Operations	15.6	18.7	12.5	13.8	13.6	12.8	14.4	14.4	14.4

Total	91.6	96.8	86.2	85.5	88.7	86.9	83.1	87.0	79.2

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	32.3	34.7	29.8	29.4	30.2	30.2	28.7	29.3	28.1
Anadarko	43.9	43.4	44.3	43.2	45.5	44.9	41.0	43.9	38.1
Uinta	1.1	1.3	0.9	1.1	1.3	1.2	1.0	1.0	0.9
Bakken (1)	9.2	9.0	9.2	8.2	9.0	8.8	7.6	8.4	6.8
Other (2)	0.1	0.2	0.1	0.2	0.1	0.1	0.1	0.1	0.1
Total USA Operations	86.6	88.6	84.3	82.1	86.1	85.2	78.4	82.7	74.0

Canadian Operations
Montney	46.2	51.7	40.6	47.4	45.3	47.7	48.4	46.9	49.7
Other (2)	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	46.2	51.7	40.6	47.4	45.3	47.7	48.4	46.9	49.8

Total	132.8	140.3	124.9	129.5	131.4	132.9	126.8	129.6	123.8

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	100.0	110.3	89.4	92.1	95.6	91.0	90.9	91.9	89.9
Anadarko	76.6	75.8	77.4	78.7	79.9	80.8	76.9	80.4	73.5
Uinta	16.4	19.1	13.7	19.0	16.7	21.1	19.1	20.6	17.5
Bakken (1)	28.1	25.4	30.7	23.5	25.5	25.3	21.7	22.4	21.1
Other (2)	0.3	0.4	0.3	0.3	0.3	0.3	0.2	0.1	0.2
Total USA Operations	221.4	231.0	211.5	213.6	218.0	218.5	208.8	215.4	202.2

Canadian Operations
Montney	46.3	51.7	40.7	47.5	45.4	47.8	48.5	47.0	49.8
Other (2)	-	-	-	-	-	-	-	-	0.1
Total Canadian Operations	46.3	51.7	40.7	47.5	45.4	47.8	48.5	47.0	49.9

Total	267.7	282.7	252.2	261.1	263.4	266.3	257.3	262.4	252.1

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes production volumes from plays that are not part of the Company’s current focus.

Ovintiv Inc. 9 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023			2022
(average)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	164	171	158	149	156	149	145	146	145
Anadarko	285	289	281	286	286	290	283	287	279
Uinta	18	20	15	16	19	16	14	15	13
Bakken (1)	47	44	49	36	39	41	32	32	32
Other (2)	4	6	4	5	6	6	5	5	6
Total USA Operations	518	530	507	492	506	502	479	485	475

Canadian Operations
Montney	1,097	1,177	1,017	970	1,023	970	943	907	978
Other (2)	34	36	31	32	32	28	34	34	34
Total Canadian Operations	1,131	1,213	1,048	1,002	1,055	998	977	941	1,012

Total	1,649	1,743	1,555	1,494	1,561	1,500	1,456	1,426	1,487

Total Production (MBOE/d)

USA Operations
Permian	127.4	138.9	115.8	117.0	121.7	115.9	115.1	116.2	114.0
Anadarko	124.1	124.0	124.2	126.3	127.6	129.1	124.1	128.2	120.1
Uinta	19.3	22.4	16.3	21.6	19.8	23.6	21.4	23.0	19.7
Bakken (1)	35.9	33.0	38.8	29.6	32.0	32.1	27.1	27.7	26.4
Other (2)	1.0	0.9	1.0	1.0	1.2	1.4	1.1	1.0	1.1
Total USA Operations	307.7	319.2	296.1	295.5	302.3	302.1	288.8	296.1	281.3

Canadian Operations
Montney	229.1	247.8	210.1	209.1	215.8	209.5	205.6	198.2	212.9
Other (2)	5.6	6.0	5.2	5.4	5.5	4.7	5.6	5.7	5.7
Total Canadian Operations	234.7	253.8	215.3	214.5	221.3	214.2	211.2	203.9	218.6

Total	542.4	573.0	511.4	510.0	523.6	516.3	500.0	500.0	499.9

(1) Production volumes associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes total production volumes from plays that are not part of the Company’s current focus. Canadian Other Operations primarily includes natural gas volumes in Horn River.

Ovintiv Inc. 10 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023			2022
(US$ millions)	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	501	295	206	632	130	181	321	165	156
Anadarko	153	55	98	375	55	99	221	118	103
Uinta	137	76	61	117	3	27	87	58	29
Bakken (1)	107	42	65	243	73	81	89	42	47
Other (2)	2	1	1	7	3	-	4	2	2
Total USA Operations	900	469	431	1,374	264	388	722	385	337

Canadian Operations
Montney	287	152	135	295	50	81	164	97	67
Other (2)	(2)	-	(2)	5	-	7	(2)	(2)	-
Total Canadian Operations	285	152	133	300	50	88	162	95	67

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,185	621	564	1,674	314	476	884	480	404

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	38	19	19	60	15	15	30	13	17
Anadarko	11	4	7	31	9	7	15	7	8
Uinta	14	7	7	9	3	1	5	2	3
Bakken (1)	5	2	3	18	4	5	9	4	5
Other (2)	1	1	-	1	-	-	1	(1)	2
Total USA Operations	69	33	36	119	31	28	60	25	35

Canadian Operations
Montney	(6)	(15)	9	33	10	7	16	5	11
Other (2)	-	-	-	1	-	-	1	1	-
Total Canadian Operations	(6)	(15)	9	34	10	7	17	6	11

Total Capitalized Directly Attributable Internal Costs	63	18	45	153	41	35	77	31	46

Total Capital Expenditures

USA Operations
Permian	539	314	225	692	145	196	351	178	173
Anadarko	164	59	105	406	64	106	236	125	111
Uinta	151	83	68	126	6	28	92	60	32
Bakken (1)	112	44	68	261	77	86	98	46	52
Other (2)	3	2	1	8	3	-	5	1	4
Total USA Operations	969	502	467	1,493	295	416	782	410	372

Canadian Operations
Montney	281	137	144	328	60	88	180	102	78
Other (2)	(2)	-	(2)	6	-	7	(1)	(1)	-
Total Canadian Operations	279	137	142	334	60	95	179	101	78

Corporate & Other	2	1	1	4	3	-	1	-	1
Total Capital Expenditures	1,250	640	610	1,831	358	511	962	511	451
Net Acquisitions & (Divestitures)	(515)	(702)	187	58	254	(213)	17	3	14
Net Capital Investment	735	(62)	797	1,889	612	298	979	514	465

(1) Capital expenditures associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes capital expenditures in plays that are not part of the Company’s current focus.

Ovintiv Inc. 11 Supplemental Information (prepared in US$)

Second quarter report

for the period ended June 30, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023			2022
	Year-to- Date	Q2	Q1	Year	Q4	Q3	Q2 Year- to-Date	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	43	26	17	62	15	18	29	16	13
Anadarko	9	2	7	54	10	13	31	18	13
Uinta	11	8	3	12	-	2	10	5	5
Bakken (1)	11	6	5	25	7	8	10	8	2
Total USA Operations	74	42	32	153	32	41	80	47	33

Canadian Operations
Montney	49	23	26	52	8	12	32	16	16
Other (2)	-	-	-	3	-	3	-	-	-
Total Canadian Operations	49	23	26	55	8	15	32	16	16

Total	123	65	58	208	40	56	112	63	49

Completions Activity (net wells on production)

USA Operations
Permian	41	27	14	66	16	21	29	11	18
Anadarko	20	7	13	57	8	16	33	15	18
Uinta	3	3	-	11	3	2	6	6	-
Bakken (1)	16	8	8	19	6	9	4	-	4
Total USA Operations	80	45	35	153	33	48	72	32	40

Canadian Operations
Montney	40	29	11	63	11	21	31	12	19
Total Canadian Operations	40	29	11	63	11	21	31	12	19

Total	120	74	46	216	44	69	103	44	59

(1) Net wells drilled and net wells on production associated with Bakken were included in USA Operations until the asset was divested on June 12, 2023.

(2) Other Operations includes net wells drilled in plays that are not part of the Company’s current focus.

Ovintiv Inc. 12 Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended June 30, 2023

U.S. Dollar / U.S. Protocol

For the period ended June 30, 2023

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q2 2023	YTD 2023

Cash from (used in) Operating Activities	$831	$1,899
Deduct (add back):
Net change in other assets and liabilities	(12)	(17)
Net change in non-cash working capital	144	366
Non-GAAP Cash Flow	$699	$1,550

Per Share - Basic	$2.80	$6.28
Per Share - Diluted	2.79	6.18

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$699	$1,550
Deduct:
Capital expenditures	640	1,250
Non-GAAP Free Cash Flow	$59	$300

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q2 2023	YTD 2023

Net Earnings (Loss) Before Income Tax	$437	$1,050
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	142	160
Non-operating foreign exchange gain (loss)	(15)	(10)
Adjusted Earnings (Loss) Before Income Tax	310	900
Income tax expense (recovery)	78	218
Non-GAAP Adjusted Earnings	$232	$682

Per Share - Basic	$0.93	$2.76
Per Share - Diluted	0.93	2.72

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2023

Long-Term Debt, Including Current Portion	$6,134
Total Shareholders' Equity	9,316
Capitalization	$15,450

Debt to Capitalization	40%

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require debt to adjusted capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2023

Long-Term Debt, Including Current Portion	$6,134
Total Shareholders' Equity	9,316
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$23,196

Debt to Adjusted Capitalization	26%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,134

Net Earnings (Loss)	$1,186	$1,335	$487	$336	$3,344
Add back (deduct):
Depreciation, depletion and amortization	291	280	364	419	1,354
Interest	83	63	71	80	297
Income tax expense (recovery)	88	(225)	126	101	90
EBITDA	$1,648	$1,453	$1,048	$936	$5,085

Debt to EBITDA (times)					1.2

	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Trailing 12- Months

Long-Term Debt, Including Current Portion					$6,134

Net Earnings (Loss)	$1,186	$1,335	$487	$336	$3,344
Add back (deduct):
Depreciation, depletion and amortization	291	280	364	419	1,354
Accretion of asset retirement obligation	4	4	5	4	17
Interest	83	63	71	80	297
Unrealized (gains) losses on risk management	(710)	(530)	(18)	(142)	(1,400)
Foreign exchange (gain) loss, net	19	(6)	(3)	25	35
Other (gains) losses, net	(3)	(3)	(3)	(11)	(20)
Income tax expense (recovery)	88	(225)	126	101	90
Adjusted EBITDA	$958	$918	$1,029	$812	$3,717

Debt to Adjusted EBITDA (times)					1.7

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense.

Selected Financial Data (1)

	2023			2022
(US$ millions)	Year	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	2,365	1,179	1,186	6,677	1,444	1,762	1,924	1,547
Production, mineral and other taxes	153	73	80	401	90	106	115	90
Transportation and processing	295	148	147	626	162	170	159	135
Operating (4)	337	167	170	646	168	187	149	142
	1,580	791	789	5,004	1,024	1,299	1,501	1,180
Canadian Operations
Upstream Product Revenue (2,3)	1,156	467	689	3,465	841	889	960	775
Production, mineral and other taxes	7	3	4	14	4	3	3	4
Transportation and processing	535	268	267	1,002	261	257	253	231
Operating (4)	31	2	29	127	31	34	25	37
	583	194	389	2,322	545	595	679	503
Total Operations
Upstream Product Revenue (2,3)	3,521	1,646	1,875	10,142	2,285	2,651	2,884	2,322
Production, mineral and other taxes	160	76	84	415	94	109	118	94
Transportation and processing	830	416	414	1,628	423	427	412	366
Operating (4)	368	169	199	773	199	221	174	179
	2,163	985	1,178	7,326	1,569	1,894	2,180	1,683

(1)	Segmented financial information per the notes to Ovintiv's financial statements.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2023			2022
(BOE)	Year	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	55,696,415	29,044,015	26,652,510	107,860,420	27,807,460	27,788,876	26,946,920	25,317,450
Canadian Operations	42,475,089	23,096,801	19,378,260	78,306,370	20,363,280	19,710,448	18,555,628	19,677,060
Total	98,171,504	52,140,816	46,030,770	186,166,790	48,170,740	47,499,324	45,502,548	44,994,510

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2023			2022
(US$/BOE)	Year	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	42.46	40.59	44.50	61.90	51.93	63.41	71.40	61.10
Production, mineral and other taxes	2.75	2.51	3.00	3.72	3.24	3.81	4.27	3.55
Transportation and processing	5.30	5.10	5.52	5.80	5.83	6.12	5.90	5.33
Operating	6.05	5.75	6.38	5.99	6.04	6.73	5.53	5.61
Netback	28.37	27.23	29.60	46.39	36.82	46.75	55.70	46.61
Total Canadian Operations
Price	27.22	20.22	35.56	44.25	41.30	45.10	51.74	39.39
Production, mineral and other taxes	0.16	0.13	0.21	0.18	0.20	0.15	0.16	0.20
Transportation and processing	12.60	11.60	13.78	12.80	12.82	13.04	13.63	11.74
Operating	0.73	0.09	1.50	1.62	1.52	1.72	1.35	1.88
Netback	13.73	8.40	20.07	29.65	26.76	30.19	36.59	25.56
Total Operations
Price	35.87	31.57	40.73	54.48	47.44	55.81	63.38	51.61
Production, mineral and other taxes	1.63	1.46	1.82	2.23	1.95	2.29	2.59	2.09
Transportation and processing	8.45	7.98	8.99	8.74	8.78	8.99	9.05	8.13
Operating	3.75	3.24	4.32	4.15	4.13	4.65	3.82	3.98
Netback	22.03	18.89	25.59	39.35	32.57	39.87	47.91	37.40

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations